UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 10, 2022

FLUENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37893	77-0688094
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Vesey Street, 9th Floor New York, New York	10282
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 669-7272

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value per share	FLNT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the 2022 Annual Meeting of Stockholders of Fluent, Inc. (the “Company”) held virtually on June 8, 2022 (the “Annual Meeting”), the Company’s stockholders approved the Fluent, Inc. 2022 Omnibus Equity Incentive Plan (the “2022 Plan”).  Pursuant to the 2022 Plan, the Company has reserved for issuance 10,909,251 shares of the Company’s issued and outstanding shares of common stock, par value $0.0005 (the “Common Stock”) to “Eligible Recipients” (as defined in the 2022 Plan), including the Company’s executive officers and directors.

For a description of the terms and conditions of the 2022 Plan, see “Proposal 3: Fluent Inc. 2022 Omnibus Equity Incentive Plan” in the proxy statement for the Company’s Annual Meeting filed with the Securities and Exchange Commission on May 2, 2022 (the “2022 Proxy”), which description is incorporated herein by reference. The foregoing description of the 2022 Plan contained in the 2022 Proxy is qualified in its entirety by reference to the full text of the 2022 Plan, as approved by the Company’s stockholders at the Annual Meeting, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the total number of shares represented in person or by proxy was 54,239,627 of the 79,683,435 shares of the Company's common stock outstanding and entitled to vote at the Annual Meeting as of the May 6, 2022 record date. The following matters were voted upon at the Annual Meeting:

(1) The election of five directors to serve for a one year term until the 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified:

Director Nominee	For	Against	Abstain	Broker Non-Vote
Ryan Schulke	35,948,842	1,179,602	13,712	17,097,471
Matthew Conlin	32,214,847	4,917,094	10,215	17,097,471
Donald Mathis	35,334,291	1,787,416	20,449	17,097,471
Carla Newell	31,247,989	5,873,218	20,949	17,097,471
Barbara Shattuck Kohn	35,543,405	1,575,802	22,949	17,097,471

(2) The approval, on an advisory basis, of the 2021 Compensation of the Company's named executive officers (Say-on-Pay):

For	Against	Abstain	Broker Non-Vote
32,334,911	4,667,580	139,665	17,097,471

(3) The approval of the Fluent, Inc. Omnibus Equity Incentive Plan:

For	Against	Abstain	Broker Non-Vote
26,695,849	10,287,339	158,968	17,097,471

(4) The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022:

For	Against	Abstain
53,824,288	306,396	108,943

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit No.         Description

10.1 Fluent, Inc. 2022 Omnibus Equity Incentive Plan.+
104  Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fluent, Inc.

June 10, 2022	By:	/s/ Donald Patrick
	Name:	Donald Patrick
	Title:	Chief Executive Officer